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[LOGO]


                                                                  March 22, 1999

MOSSIMO, INC.
2450 White Road
Irvine, CA 92614


Gentlemen:

Reference is made to the Factoring Agreement between us dated January 2, 1990 (as amended, supplemented, or otherwise modified, the "Agreement").

Pursuant to mutual understanding, effective March 22, 1999, the Agreement is amended to provide as follows:

The fourth sentence of Paragraph 17 shall be deleted and replaced by the following:

     "AS USED HEREIN, THE TERM "ANNIVERSARY DATE" SHALL MEAN JUNE 30, 2002 AND THE SAME DATE IN EVERY YEAR THEREAFTER"

Except as herein specifically provided, no other change in the terms or provisions of the Agreement is intended or implied. If the foregoing is in accordance with your understanding of our Agreement, please indicate by signing and returning the enclosed copy of this letter to so indicate.

Very truly yours,

THE CIT GROUP/
COMMERCIAL SERVICES, INC.

By: /s/ James Ezemoll, V.P.
   ----------------------------
James Ezemoll, Vice President


Read and Agreed to:

MOSSIMO, INC.

By: /s/ Thora Thoroddsen
   ----------------------------
Name: Thora Thoroddsen
Title: SR VP of Finance